EXHIBIT 3(i).3


OFFICE OF THE MINNESOTA SECRETARY OF STATE                      [SEAL]
        MINNESOTA BUSINESS CORPORATION / ARTICLES OF INCORPORATION
                        Minnesota Statutes, Chapter 302A

READ THE INSTRUCTIONS BEFORE COMPLETING THIS FORM.

FILING FEE: $135.00

Note: A professional corporation governed under Chapter 319B must include an attachment with the following information: (This information is only required if this is a professional corporation.)

1. Statement that the Minnesota firm elects to operate and acknowledges that it is subject to Minnesota Statutes, Chapter 319B.01 to 319B.12.
2. List the professional services the corporation is authorized to provide under Minnesota Statutes, Chap. 319B, subd 19.

THE  UNDERSIGNED  INCORPORATOR(S),   IN  ORDER  TO  FORM  A  MINNESOTA  BUSINESS
CORPORATION UNDER MINNESOTA STATUTES, CHAPTER 302A ADOPT THE FOLLOWING:

ARTICLE I - NAME OF CORPORATION (Required)

IV DESK MINNESOTA, INC.
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(The company name must include a corporate or professional  designation in their name.)

ARTICLE  II -  REGISTERED  OFFICE  AND AGENT (A  Registered  Office  Address  is
Required)

1509 Mashall St. N.E.                               Minneapolis    MN    55413
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Street Address (A PO Box by itself is not acceptable)  City       State   Zip

The Registered Agent at the above address is:  Larry Ingwersen
                                               ---------------------------------

ARTICLE III - SHARES

The corporation is authorized to issue Ten (10) Million common total number of shares.
                       (Must authorize at least one share)

ARTICLE IV - INCORPORATORS (Required)

I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. I further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of set forth in Section 609.48 as if I had signed this document under oath.

Michael A. Littman      7609 Ralston Road       Arvada          CO      80002
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Incorporator's Name     Street Address          City            State   Zip Code

/s/ Michael A. Littman                                          3/5/2012
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Signature                                                         Date

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Incorporator's Name     Street Address          City            State   Zip Code


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Signature                                                         Date


EMAIL ADDRESS FOR OFFICIAL NOTICES

Enter an email address to which the Secretary of State can forward official notices required by law and other notices:

malattyco@aol.com
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/_/ Check here to have your email address  excluded from requests for bulk data, to the extent allowed by Minnesota law.

OFFICE OF THE MINNESOTA SECRETARY OF STATE                      [SEAL]
        MINNESOTA BUSINESS CORPORATION / ARTICLES OF INCORPORATION
                        Minnesota Statutes, Chapter 302A



LIST A NAME AND DAYTIME PHONE NUMBER OF A PERSON WHO CAN BE CONTACTED ABOUT THIS
FORM:

Michael Littman                                 303 422 8127
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Contact Name                                    Phone Number

ENTITIES THAT OWN, LEASE, OR HAVE ANY FINANCIAL INTEREST IN AGRICULTURAL LAND OR LAND CAPABLE OF BEING FARMED MUST REGISTER WITH THE DEPARTMENT OF AGRICULTURE.